Massachusetts Municipal Cash Trust

(A Portfolio of Money Market Obligations Trust)

Galaxy- BKB Shares
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Supplement to the Prospectus and Statement of Additional Information dated
December 31, 2004.



The following changes to the Prospectus and Statement of Additional Information will become effective on July 11, 2005.



Please make the following changes to the Prospectus:

Under "How the Fund is Sold," please delete the first sentence of the third paragraph and replace it with the following:

      "The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to financial institutions or to individuals, directly or through investment professionals.";

Under "How to Open an Account and Purchase Shares," please delete the first three paragraphs and replace them with the following:

      "You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares. New investors must submit a completed New Account Form.

       Complete and sign the appropriate account application. Purchase orders must be received by 1:00 p.m. (Eastern time) in order to receive that day's dividend. You will become the owner of Shares and receive dividends when the Fund receives your payment.";

Under "How to Open an Account and Purchase Shares," please delete the subsection entitled "Through An Exchange";

Please change the heading "How to Sell and Exchange Shares" to "How to Sell Shares";

Under "How to Sell and Exchange Shares," please delete the first paragraph and replace it with the following:

      "Submit your redemption request by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). Redemption requests received by the Fund before noon (Eastern time) will not include that day's dividend.";

Under "How to Sell and Exchange Shares," please delete the first sentence in the second paragraph and replace it with the following:

      "Please note that your redemption proceeds may be delayed for up to seven business days after purchase.";

Under "How to Sell and Exchange Shares," in the first subsection entitled "By Wire," please delete the following sentence:

      "You will be charged a fee for each wire redemption, which will be deducted from your redemption proceeds.";

Under "How to Sell and Exchange Shares," in the second subsection entitled "By Wire," please delete the following sentence:

      "However, there is a fee for each wire and your bank may charge an additional fee to receive the wire.";

Under "How to Sell and Exchange Shares," in the subsection entitled "Limitations on Redemption Proceeds," please delete the last paragraph and replace it with the following:

      "You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.";

Under "Account and Share Information," please delete the subsection entitled "Address Changes";

Under "Account and Share Information," in the subsection entitled "Dividends and Capital Gains," please delete the fifth and sixth sentences in the second paragraph and replace them with the following:

      "You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.";

In addition, please make the following changes:

Under "How to Reach the Fund," in the subsection entitled "By Telephone," under "How the Fund is Sold," in the second paragraph, under "How to Open an Account and Purchase Shares," in the subsections entitled "By Wire" and "By Automatic Investment," and under "How to Sell and Exchange Shares," in the subsections entitled "By Telephone," "By Wire" and "By Electronic Transfer," please delete the current phone number, 1-866-840-5469, each time it appears and replace it with 1-800-245-5051 ;

Under "How to Reach the Fund," in the subsection entitled "By Regular Mail and Express or Overnight Service," under "How to Open an Account and Purchase Shares," in the subsection entitled "By Check," please delete the current mailing address, The Galaxy Funds, P.O. Box 6520, Providence, RI 02940-6520, each time it appears and replace it with The Federated Funds, P.O. Box 8604, Boston, MA 02266-8604 or if you send your check by private courier or overnight delivery service that requires a street address, send it to The Federated Funds, 66 Brooks Drive, Braintree, MA 02184;

Under "How to Open an Account and Purchase Shares," in the subsection entitled "By Wire," and under "How to Sell and Exchange Shares," in the first subsection entitled "By Wire," please delete the current wire transfer instruction, Fleet National Bank, Boston, MA 02109, ABA #011-000-138, DDA #79673-5702, Ref: The Galaxy Fund, Account Number and Account Registration, each time it appears and replace it with State Street Bank and Trust Company, Boston, MA, Dollar Amount of Wire, ABA Number 011000028, Attention: EDGEWIRE, Wire Order Number, Dealer Number or Group Number, Nominee/ Institution Name, Fund Name and Number and Account Number; and

Under "How to Open an Account and Purchase Shares," in the subsection entitled "By Check," please delete the current check payable instruction, "The Galaxy Funds- Massachusetts Municipal Cash Trust," and replace it with " The Federated Funds".


Please make the following changes to the Statement of Additional Information:

On the cover page in the second paragraph, and on the cover page in the contact information, please delete the current phone number 1-800-341-7400 each time it appears and replace it with 1-800-245-5051.





                                                June 20, 2005

Cusip 60934N237

33084 (6/05)